Exhibit 99.2
EXHIBIT A                                                  OMB Number: 3235-0569
                                                       Expires: January 31, 2003

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Stephen L. Limauro, Principal Financial Officer, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Everest Re Group, Ltd. and its wholly-owned subsidiary Everest Reinsurance Holdings, Inc., and, except as corrected or supplemented in a subsequent covered report:

          * no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          * no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8 or definitive proxy materials,as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the audit committee of Everest Re Group, Ltd.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          * The Annual Report on Form 10-K of each of Everest Re Group, Ltd. and Everest Reinsurance Holdings, Inc. filed with the Commission for the year ended December 31, 2001;
          * all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of each Everest Re Group, Ltd. and Everest Reinsurance Holdings, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and
          *    any amendments to any of the foregoing.




  /S/ STEPHEN L. LIMAURO
  ----------------------                                 Subscribed and sworn to
  Stephen L. Limauro                                     before  me  this 12 day
  Principal Financial                                                     --
  Officer                                                of August 2002.
                                                            ------

  August 12, 2002                                        /S/ VALERIE MCKENNA
                                                         -----------------------
                                                         Notary Public


                                                         My Commission Expires:
                                                         October 7, 2002